UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55903 (Commission File Number)	82-4270040 (I.R.S. Employer Identification No.)

3000 NW 109th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip Code)

Registrant’s telephone number, including area code: (860) 633-5565

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the SEC on April 27, 2021, Blue Star Foods Corp., a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Taste of BC Aquafarms Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Taste of BC”), and Steve Atkinson and Janet Atkinson (the “Sellers”), the owners of all of the capital stock of Taste of BC (the “TOBC Shares”), pursuant to which, upon satisfaction of certain closing conditions, the Company would acquire all of the TOBC Shares from the Sellers (the “Acquisition”) for an aggregate purchase price of CAD$4,000,000 (the “Purchase Price”) to be paid to the Sellers at closing (the “Closing”) as follows: (i) by payment of an aggregate of CAD$1,000,000 in cash; (ii) by issuance of promissory notes in the aggregate principal amount of CAD$200,000 (the “Notes”); and (iii) by issuance of an aggregate of CAD$2,800,000 of shares (the “Initial Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), calculated based on the volume weighted average price of a share of the Company’s Common Stock on the OTC Markets from April 28, 2020 through the date of the Closing (provided the price used to determine the number of shares would not be less than USD$2.00 or more than USD$2.30).

On June 24, 2021 (the “Closing Date”), the Company, Taste of BC and the Sellers entered into a first amendment to the Purchase Agreement (the “Amendment”), pursuant to which the Purchase Price was increased to up to an aggregate of CAD$5,000,000. Pursuant to the Amendment, within 10 days of the Closing Date, an aggregate of CAD$1,000,000 of additional shares (the “Additional Shares”) of the Company’s Common Stock, calculated based on a price of USD$2.30 per share, will be placed in escrow, to be held until the 24-month anniversary of the Closing Date. If, within 24 months of the Closing, Taste of BC has cumulative revenue of at least CAD$1,300,000, the Sellers will receive all of the escrowed shares. If, as of the 24-month anniversary of the Closing, Taste of BC has cumulative revenue of less than CAD$1,300,000, the Sellers will receive a prorated number of the escrowed shares based on the actual cumulative revenue of Taste of BC as of such date.

Except as specifically amended by the Amendment, all of the other terms of the Purchase Agreement remained in full force and effect.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

On June 24, 2021, the Company consummated the Acquisition of Taste of BC, a family-owned and operated land-based recirculating aquaculture systems (RAS) salmon farming operation, based in Nanaimo, British Columbia, Canada. As a result of the Acquisition, Taste of BC became a wholly owned subsidiary of the Company.

At the Closing, in exchange for all of the TOBC Shares, the Company:

●	paid the Sellers an aggregate of CAD$1,000,000 in cash, with each Seller receiving a pro rata amount based upon the total number of TOBC Shares held by such Seller;

●	issued Notes to the Sellers in the aggregate principal amount of CAD$200,000, with the principal amount of each Seller’s Note determined based upon such Seller’s pro rata portion of the TOBC Shares; and

●	issued an aggregate of 987,741 Initial Shares to the Sellers, with each Seller receiving a pro rata portion of the Initial Shares based upon the total number of TOBC Shares held by such Seller.

Within 10 days of the Closing Date, the Additional Shares will be placed in escrow, to be held until the 24-month anniversary of the Closing Date (to be released as described in Item 1.01 above).

The Purchase Price is subject to adjustment based upon the amount of Taste of BC’s working capital on the Closing Date, as determined in accordance with the Purchase Agreement within 60 days after the Closing.

In addition to the foregoing consideration, at the time of the Closing, the Company provided CAD$488,334 to Taste of BC to be used to pay off certain of Taste of BC’s existing debt obligations.

All of the Initial Shares and Additional Shares received by the Sellers will be subject to a leak-out restriction commencing on the date of issuance, as follows: (i) up to 25% may be sold after 12 months; (ii) up to 50% may be sold after 18 months; (iii) up to 75% may be sold after 24 months; and (iv) up to 100% may be sold after 30 months. Notwithstanding the foregoing, the leak-out restriction may be waived by the Company under certain conditions.

The Notes bear no interest and have a maturity date of November 30, 2021. The Company has the right to prepay amounts due under the Notes in whole or in part at any time without penalty or premium. Repayment of the amounts due under the Notes is secured by a guarantee and a general security agreement creating a security interest over the assets of Taste of BC.

In connection with the Acquisition, the Sellers entered into four-year confidentiality, non-competition and non-solicitation agreements with the Company (the “Non-Compete Agreements”).

The foregoing descriptions of the Notes and the Non-Compete Agreements is not complete and is qualified in their entirety by reference to the full text of the form of Note and form of Non-Compete Agreement, copies of which are attached hereto as Exhibits 4.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 above, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 above, which disclosure is incorporated herein by reference.

The issuances of the Notes and Initial Shares were, and the issuance of any Additional Shares will be, exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering. At the time of their issuance, the Notes and the Initial Shares were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 7.01	Regulation FD Disclosure.

On June 28, 2021, the Company issued a press release announcing the Acquisition of Taste of BC. The press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect our operations, financial performance, and other factors as discussed in our filings with SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on April 15, 2021. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 days after the required filing date for this Report.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Promissory Note
10.1	First Amendment to Stock Purchase Agreement, dated June 24, 2021, by and among the Company, Taste of BC Aquafarms Inc., and Steve Atkinson and Janet Atkinson
10.2	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement
99.1	Press release, dated June 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Date: June 30, 2021	By:	/s/ John Keeler
	Name:	John Keeler
	Title:	Executive Chairman and Chief Executive Officer